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                                                                  EXHIBIT 10.11


Date:           October 1, 1996
To:             Stuart Jacobson
From:           Albion Fitzgerald
Subject:        Promotion and Option Vesting
cc:             Rob Anderson, Wally Ruiz


Stuart, this is Novadigm, Inc.'s formal offer of promotion to you to the office of Executive Vice President of Novadigm, Inc. Upon acceptance of, and as a condition to this offer, we will also adjust your option vesting schedule as follows:

Any unvested portion of all grants you currently have outstanding and any unvested portion of options granted to you over the next ninety days will all vest immediately upon a change of control of Novadigm, Inc.

Please acknowledge your acceptance of this offer by signing and returning a copy of this document as soon as possible.


Sincerely,



/s/ ALBION FITZGERALD
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Albion Fitzgerald, Chairman and CEO

Terms Agreed:


/s/ STUART JACOBSON
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Stuart Jacobson

10/17/96
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Date